SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  February 28, 2007

Securitized Asset Backed Receivables LLC

(as depositor for the C-BASS 2007-CB2 Trust to be formed pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2007, relating to the C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB2)

(Exact name of registrant as specified in its charter)
Delaware	333-130543-10	___37-1472598___
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Park Avenue New York, New York 10166
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 412-4000

                                       Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This Current Report on Form 8-K is being filed for the purposes of filing certain legal opinions to be rendered by McKee Nelson LLP in connection with the proposed offering of the C-BASS 2007-CB2 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2007-CB2, attached hereto as Exhibits 5.1, 8.1 and 23.1.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

5.1

Opinion of McKee Nelson LLP as to legality of the certificates (including consent of such firm).

8.1

Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm).

23.1

Consent of McKee Nelson LLP (included in Exhibit 5.1 and 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

SECURITIZED ASSET BACKED RECEIVABLES LLC
By: /s/ Paul Menefee
Name: Paul Menefee
Title: Managing Director

Dated:  February 28, 2007

EXHIBIT INDEX

Exhibit

5.1	Opinion of McKee Nelson LLP as to legality of the certificates (including consent of such firm).
8.1	Opinion of McKee Nelson LLP as to certain tax matters (including consent of such firm).
23.1	Consent of McKee Nelson LLP (included in Exhibits 5.1 and 8.1).